POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint Margaret E. Carriere, Susan S. Keith, Bruce A. Metzinger and Michael A. Weberpal, or any of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to prepare and sign for me, and in my name, place and stead, in any and all capacities, any and all reports as may from time to time be required under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
         This Power of Attorney shall remain in full force and effect until revoked by me in writing.
         IN WITNESS WHEREOF, I hereto set my hand this 25 day of September, 2002.

                                                     /s/ Robert L. Crandall
                                                     ----------------------
                                                     Robert L. Crandall

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint Margaret E. Carriere, Susan S. Keith, Bruce A. Metzinger and Michael A. Weberpal, or any of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to prepare and sign for me, and in my name, place and stead, in any and all capacities, any and all reports as may from time to time be required under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
         This Power of Attorney shall remain in full force and effect until revoked by me in writing.
         IN WITNESS WHEREOF, I hereto set my hand this 1st day of October, 2002.

                                                     /s/ Kenneth T. Derr
                                                     -------------------
                                                     Kenneth T. Derr

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint Margaret E. Carriere, Susan S. Keith, Bruce A. Metzinger and Michael A. Weberpal, or any of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to prepare and sign for me, and in my name, place and stead, in any and all capacities, any and all reports as may from time to time be required under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
         This Power of Attorney shall remain in full force and effect until revoked by me in writing.
         IN WITNESS WHEREOF, I hereto set my hand this 24th day of September, 2002.

                                                     /s/ Charles J. DiBona
                                                     ---------------------------
                                                     Charles J. DiBona

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint Margaret E. Carriere, Susan S. Keith, Bruce A. Metzinger and Michael A. Weberpal, or any of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to prepare and sign for me, and in my name, place and stead, in any and all capacities, any and all reports as may from time to time be required under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
         This Power of Attorney shall remain in full force and effect until revoked by me in writing.
         IN WITNESS WHEREOF, I hereto set my hand this 26th day of September, 2002.

                                                     /s/ Lawrence S. Eagleburger
                                                     ---------------------------
                                                     Lawrence S. Eagleburger

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint Margaret E. Carriere, Susan S. Keith, Bruce A. Metzinger and Michael A. Weberpal, or any of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to prepare and sign for me, and in my name, place and stead, in any and all capacities, any and all reports as may from time to time be required under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
         This Power of Attorney shall remain in full force and effect until revoked by me in writing.
         IN WITNESS WHEREOF, I hereto set my hand this 23 day of September, 2002.

                                                     /s/ W. R. Howell
                                                     ---------------------------
                                                     W. R. Howell

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint Margaret E. Carriere, Susan S. Keith, Bruce A. Metzinger and Michael A. Weberpal, or any of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to prepare and sign for me, and in my name, place and stead, in any and all capacities, any and all reports as may from time to time be required under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
         This Power of Attorney shall remain in full force and effect until revoked by me in writing.
         IN WITNESS WHEREOF, I hereto set my hand this 17th day of October, 2002.

                                                     /s/ Ray L. Hunt
                                                     ---------------------------
                                                     Ray L. Hunt

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint Margaret E. Carriere, Susan S. Keith, Bruce A. Metzinger and Michael A. Weberpal, or any of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to prepare and sign for me, and in my name, place and stead, in any and all capacities, any and all reports as may from time to time be required under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
         This Power of Attorney shall remain in full force and effect until revoked by me in writing.
         IN WITNESS WHEREOF, I hereto set my hand this 24th day of September, 2002.

                                                     /s/ David J. Lesar
                                                     ---------------------------
                                                     David J. Lesar

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint Margaret E. Carriere, Susan S. Keith, Bruce A. Metzinger and Michael A. Weberpal, or any of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to prepare and sign for me, and in my name, place and stead, in any and all capacities, any and all reports as may from time to time be required under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
         This Power of Attorney shall remain in full force and effect until revoked by me in writing.
         IN WITNESS WHEREOF, I hereto set my hand this 26th day of September, 2002.

                                                     /s/ Aylwin B. Lewis
                                                     ---------------------------
                                                     Aylwin B. Lewis

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint Margaret E. Carriere, Susan S. Keith, Bruce A. Metzinger and Michael A. Weberpal, or any of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to prepare and sign for me, and in my name, place and stead, in any and all capacities, any and all reports as may from time to time be required under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
         This Power of Attorney shall remain in full force and effect until revoked by me in writing.
         IN WITNESS WHEREOF, I hereto set my hand this 24th day of September, 2002.

                                                     /s/ J. Landis Martin
                                                     ---------------------------
                                                     J. Landis Martin

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint Margaret E. Carriere, Susan S. Keith, Bruce A. Metzinger and Michael A. Weberpal, or any of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to prepare and sign for me, and in my name, place and stead, in any and all capacities, any and all reports as may from time to time be required under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
         This Power of Attorney shall remain in full force and effect until revoked by me in writing.
         IN WITNESS WHEREOF, I hereto set my hand this 24 day of September, 2002.

                                                     /s/ Jay A. Precourt
                                                     ---------------------------
                                                     Jay A. Precourt

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint Margaret E. Carriere, Susan S. Keith, Bruce A. Metzinger and Michael A. Weberpal, or any of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to prepare and sign for me, and in my name, place and stead, in any and all capacities, any and all reports as may from time to time be required under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
         This Power of Attorney shall remain in full force and effect until revoked by me in writing.
         IN WITNESS WHEREOF, I hereto set my hand this 27 day of September, 2002.

                                                     /s/ Debra L. Reed
                                                     ---------------------------
                                                     Debra L. Reed

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby constitute and appoint Margaret E. Carriere, Susan S. Keith, Bruce A. Metzinger and Michael A. Weberpal, or any of them acting alone, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to prepare and sign for me, and in my name, place and stead, in any and all capacities, any and all reports as may from time to time be required under Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
         This Power of Attorney shall remain in full force and effect until revoked by me in writing.
         IN WITNESS WHEREOF, I hereto set my hand this 24th day of Sept., 2002.

                                                     /s/ C. J. Silas
                                                     ---------------------------
                                                     C. J. Silas